THE LAZARD FUNDS, INC.

Supplement to Current Prospectus

Lazard Real Assets Portfolio

The following replaces the first paragraph in "Shareholder Information – General – Eligibility to Purchase R6 Shares":

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Strategic Equity Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Real Assets Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

All Portfolios

The following replaces the first paragraph in “Shareholder Information – Account Policies, Dividends and Taxes – Dividends and Distributions”:

Income dividends are normally declared each business day and paid monthly for Emerging Markets Debt Portfolio, US Corporate Income Portfolio, US Short Duration Fixed Income Portfolio and Global Fixed Income Portfolio. For Global Listed Infrastructure Portfolio and Real Assets Portfolio, income dividends, if any, are anticipated to be paid quarterly. For all other Portfolios, income dividends are anticipated to be paid annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about October 14, 2022 at www.lazardassetmanagement.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the prior fiscal year that were not declared by the end of that fiscal year) are expected to be available on or about July 29, 2022 at www.lazardassetmanagement.com or by calling (800) 823-6300. Any estimates provided may change, perhaps significantly, one or more times prior to the time of declaration of the distribution. Final year-end and any distribution amounts are also expected to be posted at www.lazardassetmanagement.com on the ex-date of the distribution.

Dated: July 22, 2022